Commitments, Guarantees, Indemnifications, and Legal Proceedings	12 Months Ended
Dec. 31, 2013
Commitments, Guarantees, Indemnifications, and Legal Proceedings
Commitments, Guarantees, Indemnifications, and Legal Proceedings

We have financial commitments and obligations that arise in the ordinary course of our business. These include long-term debt (discussed in Note 8, Debt), capital commitments, lease obligations, purchase commitments for goods and services, and legal proceedings (discussed below).

Capital Commitments

The Company had capital commitments of approximately $151.4 million and $27.0 million as of December 31, 2013 and 2012, respectively, in connection with the expansion and replacement of existing facilities and equipment.

Lease Obligations

PCA leases space for certain of its facilities, cutting rights to approximately 88,000 acres of timberland, land for a fiber farm, and equipment, primarily vehicles and rolling stock. Lease terms range from one to 15 years and may contain renewal options or escalation clauses. Substantially all lease agreements have fixed payment terms based on the passage of time. Some lease agreements provide us with the option to purchase the leased property. Additionally, some agreements contain renewal options averaging approximately five years. Some leases may require the Company to pay executory costs, which may include property taxes, maintenance and insurance. The minimum lease payments under non-cancelable operating leases with lease terms in excess of one year are as follows (dollars in thousands):

2014	$56,492
2015	45,818
2016	34,392
2017	23,872
2018	17,034
Thereafter	73,647
Total	$251,255

Total lease expense, including base rent on all leases and executory costs, such as insurance, taxes, and maintenance, for the years ended December 31, 2013, 2012, and 2011, was $56.0 million, $49.4 million and $46.1 million, respectively. These costs are included in "Cost of sales" and "Selling, general, and administrative expenses" in our Consolidated Statements of Income. We had an insignificant amount of sublease rental income in the periods presented.

PCA was obligated under capital leases covering buildings and machinery and equipment in the amount of $24.9 million and $25.9 million at December 31, 2013 and 2012, respectively. Assets held under capital lease obligations are included in property, plant and equipment as follows (dollars in thousands):

	Year Ended December 31
	2013	2012
Buildings	$250	$250
Machinery and equipment	28,526	28,526
Total	28,776	28,776
Less accumulated amortization	(8,676)	(6,845)
Total	$20,100	$21,931

Amortization of assets under capital lease obligations is included in depreciation expense.

The future minimum payments under capitalized leases at December 31, 2013 are as follows (dollars in thousands):

2014	$2,654
2015	2,654
2016	2,654
2017	2,654
2018	2,654
Thereafter	25,874
Total minimum capital lease payments	39,144
Less amounts representing interest	(14,240)
Present value of net minimum capital lease payments	24,904
Less current maturities of capital lease obligations	(1,030)
Total long-term capital lease obligations	$23,874

Interest expense related to capital lease obligations was $1.7 million during both the years ended December 31, 2013 and 2012, and $1.5 million during the year ended December 31, 2011.

Purchase Commitments

In the table below, we set forth our enforceable and legally binding purchase obligations as of December 31, 2013. Some of the amounts included in the table are based on management's estimates and assumptions about these obligations, including their duration, the possibility of renewal, anticipated actions by third parties, and other factors. Because these estimates and assumptions are necessarily subjective, our actual payments may vary from those reflected in the table. Purchase orders made in the ordinary course of business are excluded from the table below. Any amounts for which we are liable under purchase orders are reflected on the Consolidated Balance Sheets as accounts payable and accrued liabilities. These obligations relate to various purchase agreements for items such as minimum amounts of fiber and energy purchases over periods ranging from one to 15 years. Total purchase commitments are as follows (dollars in thousands):

2014	$120,971
2015	54,757
2016	14,840
2017	3,017
2018	2,545
Thereafter	11,536
Total	$207,666

The Company purchased a total of $61.7 million, $27.7 million, and $28.5 million during the years ended December 31, 2013, 2012, and 2011, respectively, under these purchase agreements. The increase in purchase commitments in 2014, compared with 2013, relates to the acquisition of Boise in fourth quarter 2013.

Environmental Liabilities

The potential costs for various environmental matters are uncertain due to such factors as the unknown magnitude of possible cleanup costs, the complexity and evolving nature of governmental laws and regulations and their interpretations, and the timing, varying costs and effectiveness of alternative cleanup technologies. From 1994 through 2013, remediation costs at the Company’s mills and corrugated plants totaled approximately $3.2 million. At December 31, 2013, the Company had $34.1 million of environmental-related reserves recorded on its Consolidated Balance Sheet. Of the $34.1 million, approximately $26.5 million related to environmental-related asset retirement obligations discussed in Note 14, Asset Retirement Obligations, and $7.6 million related to our estimate of other environmental contingencies. The Company recorded $7.8 million in "Accrued liabilities" and $26.3 million in "Other long-term liabilities" on the Consolidated Balance Sheet. Liabilities recorded for environmental contingencies are estimates of the probable costs based upon available information and assumptions. Because of these uncertainties, PCA’s estimates may change. As of the date of this filing, the Company believes that it is not reasonably possible that future environmental expenditures for remediation costs and asset retirement obligations above the $34.1 million accrued as of December 31, 2013, will have a material impact on its financial condition, results of operations, or cash flows.

Guarantees and Indemnifications

We provide guarantees, indemnifications, and other assurances to third parties in the normal course of our business. These include tort indemnifications, environmental assurances, and representations and warranties in commercial agreements. At December 31, 2013, we are not aware of any material liabilities arising from any guarantee, indemnification, or financial assurance we have provided. If we determined such a liability was probable and subject to reasonable determination, we would accrue for it at that time.

Legal proceedings

During 2010, PCA and eight other U.S. and Canadian containerboard producers were named as defendants in five purported class action lawsuits filed in the United States District Court for the Northern District of Illinois, alleging violations of the Sherman Act. The lawsuits have been consolidated in a single complaint under the caption Kleen Products LLC v Packaging Corp. of America et al. The consolidated complaint alleges that the defendants conspired to limit the supply of containerboard, and that the purpose and effect of the alleged conspiracy was to artificially increase prices of containerboard products during the period of August 2005 to October 2010 (the time of filing of the complaint). The complaint was filed as a class action suit on behalf of all purchasers of containerboard products during such period. The complaint seeks treble damages and costs, including attorney’s fees. The defendants’ motions to dismiss the complaint were denied by the court in April 2011. PCA believes the allegations are without merit and is defending the lawsuit vigorously. Due to discovery not being completed in the case and the final outcome being dependent on many complex variables, the amount of reasonably possible losses, if any, cannot be estimated at this time.

We are also a party to several other legal actions arising in the ordinary course of our business. These legal actions include commercial liability claims, premises liability claims, and employment-related claims, among others. As of the date of this filing, we believe it is not reasonably possible that any of the legal actions against us will, either individually or in the aggregate, have a material adverse effect on our financial condition, results of operations, or cash flows.